Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2, dated as of June 16, 2023 (this “Amendment Agreement”), among Nasdaq, Inc., a Delaware corporation (the “Borrower”), the Lenders (as defined below) party hereto, Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of December 16, 2022 (as amended by Amendment No. 1, dated as of March 29, 2023, the “Existing Credit Agreement” and as amended by this Amendment Agreement, the “Amended Credit Agreement”), among the Borrower, the lenders party thereto (collectively, the “Lenders”), the Administrative Agent and the other parties from time to time party thereto. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement;

WHEREAS, the Borrower intends to consummate the acquisition, directly or through one or more of its Subsidiaries, of Adenza Holdings, Inc. (the “Specified Acquisition”) pursuant to an Agreement and Plan of Merger, dated as of June 10, 2023 (as may be amended, modified or supplemented from time to time, the “Acquisition Agreement”), by and among the Borrower, Argus Merger Sub 1, Inc., Argus Merger Sub 2, LLC, Adenza Holdings, Inc. and Adenza Parent, LP; and

WHEREAS, the Borrower desires to amend certain provisions of the Existing Credit Agreement, on the terms set forth herein; and

WHEREAS, Section 9.02(b) of the Credit Agreement provides that the Borrower, the Administrative Agent and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes (including those set forth herein).

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment of the Existing Credit Agreement. As of the Amendment No. 2 Effective Date (as defined below), the Existing Credit Agreement is hereby amended by:

(a) inserting the following definitions into Section 1.01 of the Credit Agreement (in applicable alphabetical order):

“Amendment No. 2” means that certain Amendment No. 2, dated as of the Amendment No. 2 Effective Date, by and among the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 2 Effective Date” means June 16, 2023.

“Specified Acquisition” means the acquisition by the Borrower, directly or indirectly through one or more of its Subsidiaries, of Adenza Holdings, Inc.

“Specified Acquisition Closing” shall mean the time of the consummation of the Specified Acquisition.

“Subsequent Acquisition Holiday” shall have the meaning specified in the second paragraph of Section 6.06.

(b) replacing the words “The Borrower will not” in the first line of Section 6.06 of the Existing Credit Agreement with the words “Prior to the Specified Acquisition Closing, the Borrower will not”.

(c) inserting the following language as a new second paragraph of Section 6.06 of the Existing Credit Agreement as follows:

From and after the Specified Acquisition Closing, the Borrower will not permit the Leverage Ratio as of the last day of any period of four consecutive fiscal quarters of the Borrower (a) ending on or prior to last day of the fourth full fiscal quarter following the Specified Acquisition Closing, to be greater than 4.75 to 1.00, (b) ending on or after the first day of the fifth full fiscal quarter following the Specified Acquisition Closing and on or prior to the last day of the sixth full fiscal quarter following the Specified Acquisition Closing, to be greater than 4.25 to 1.00, (c) ending on or after the first day of the seventh full fiscal quarter following the Specified Acquisition Closing and on or prior to the last day of the eighth full fiscal quarter following the Specified Acquisition Closing, to be greater than 4.00 to 1.00, (d) ending on or after the first day of the ninth full fiscal quarter following the Specified Acquisition Closing and on or prior to the last day of the tenth full fiscal quarter following the Specified Acquisition Closing, to be greater than 3.75 to 1.00 and (e) thereafter, to be greater than 3.50 to 1.00; provided that the Borrower shall be permitted on one occasion following the consummation of the Specified Acquisition and during the term of this Agreement, to allow the Leverage Ratio required under this second paragraph of Section 6.06 to be increased to (w) 4.50 to 1.00 in connection with an Acquisition for the period beginning on the closing date of such Acquisition until (and including) the last day of the second full fiscal quarter of the Borrower following the closing date of such Acquisition, (x) 4.25 to 1.00 for the period beginning on the first day of the third full fiscal quarter following the closing date of such Acquisition until (and including) the last day of the fourth full fiscal quarter of the Borrower following the closing date of such Acquisition, (y) 4.00 to 1.00 for the period beginning on the first day of the fifth full fiscal quarter following the closing date of such Acquisition until (and including) the last day of the sixth full fiscal quarter of the Borrower following the closing date of such Acquisition and (z) 3.75 to 1.00 for the period beginning on the first day of the seventh full fiscal quarter following the closing date of such Acquisition until (and including) the last day of the eighth full fiscal quarter of the Borrower following the closing date of such Acquisition (such increase, a “Subsequent Acquisition Holiday”), so long as (A) on the last day of the fiscal quarter immediately preceding the consummation of (or, at the Borrower’s option, signing of the definitive agreement relating to) such Acquisition, the Leverage Ratio did not exceed 3.50 to 1.00 and (B) the Borrower is in compliance on a Pro Forma Basis with a maximum Leverage Ratio of 4.50 to 1.00 on the closing date of such Acquisition immediately after giving effect to such Acquisition; provided, further, that (i) the Borrower shall provide notice in writing to the Administrative Agent of such Subsequent Acquisition Holiday and a transaction description of such Acquisition (regarding the name of the Person or assets being acquired, the purchase price, the Leverage Ratio on a Pro Forma Basis and the acquired revenue (for the trailing four quarter period) and Consolidated EBITDA of such acquired Person or assets) and (ii) at the end of any Subsequent Acquisition Holiday, the maximum Leverage Ratio permitted under this second paragraph of Section 6.06 (if then applicable) shall revert to 3.50 to 1.00. For the avoidance of doubt, following consummation of the Specified Acquisition, this paragraph shall supersede the immediately preceding paragraph in this Section 6.06.

Section 2. Effectiveness. This Amendment Agreement shall become effective on the date (such date and time of effectiveness, the “Amendment No. 2 Effective Date”) that each of the conditions set forth below shall have been satisfied:

(a) the Administrative Agent shall have received executed counterparts hereof from the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders; and

(b) the Borrower shall have paid, or concurrently herewith shall pay, to the Administrative Agent, to the extent invoiced at least two (2) Business Days prior to the date hereof, its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment Agreement, in each case, in accordance with, and subject to the limitations of, Section 9.03(a) of the Existing Credit Agreement.

Section 3. Representations and Warranties. In order to induce the Lenders party hereto and the Administrative Agent to enter into this Amendment Agreement, the Borrower hereby represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment No. 2 Effective Date, both immediately before and immediately after giving effect to this Amendment Agreement:

(a) no Default (as defined in the Existing Credit Agreement) shall have occurred or be continuing; and

(b) the representations and warranties of the Borrower set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date, except to the extent that any representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

Section 4. Effect of Amendment.

(a) Except as expressly set forth herein, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which, subject to the terms of this Amendment Agreement, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment No. 2 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 5. Governing Law; WAIVER OF JURY TRIAL. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. SECTIONS 9.09(B), (C) AND (D) AND SECTION 9.10 OF THE AMENDED CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

Section 6. Counterparts. This Amendment Agreement may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties hereto of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention and, for the further avoidance of doubt, the words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 7. Headings. Section headings in this Amendment Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment Agreement.

Section 8. Severability. Any provision of this Amendment Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Remainder of page intentionally blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the date first written above.

NASDAQ, INC., as Borrower

By:	/s/ Ann Dennison
	Name:	Ann Dennison
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent and individually as a Lender

By:	/s/ Sherman Wong
	Name:	Sherman Wong
	Title:	Director

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Maureen Maroney
	Name:	Maureen Maroney
	Title:	Vice President

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

HSBS Bank USA National Association as a Lender

By:	/s/ James Stovell
	Name:	James Stovell
	Title:	Director

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ Christopher Samms
Name: Christopher Samms
Title: Director

By:	/s/ Pinyen Shih
Name: Pinyen Shih
Title: Executive Director

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A, as a Lender

By:	/s/ Jennifer M. Dunneback
Name: Jennifer M. Dunneback
Title: Executive Director

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

NORDEA BANK ABP, NEW YORK BRANCH, as a Lender

By:	/s/ Rikard Gruvberg
Name: Rikard Gruvberg
Title: Head of FIG Americas

By:	/s/ Henrik M. Steffensen
Name: Henrik M. Steffensen
Title: Executive Vice President

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

NORDEA BANK ABP, NEW YORK BRANCH, as a Lender

By:	/s/ Penny Neville-Park
Name: Penny Neville-Park
Title: Authorised Signatory

By:	/s/ Alison Butt
Name: Alison Butt
Title: Authorised Signatory

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

TD Bank, N.A., as a Lender

By:	/s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Megan Griffin
Name: Megan Griffin
Title: Managing Director

[Signature Page to Amendment No. 2 to Nasdaq, Inc. A&R Credit Agreement]